UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 22, 2013
FUEL SYSTEMS SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	001-32999 (Commission File Number)	20-3960974 (IRS Employer Identification No.)

780 Third Avenue 25th Floor, New York, NY (Address of principal executive offices)		10017 (Zip Code)
Registrant's telephone number, including area code: (646) 502-7170
______________________________________ (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

_____________________________________________

ITEM 7.01. REGULATION FD DISCLOSURE.

On January 22, 2013, Fuel Systems Solutions, Inc. (the "Company") issued a press release announcing that it was granted a Ship to Commerce Decision from GM and that GM expanded its CNG Cargo Van Contract. The press release also announces that the Company reaffirms its 2012 revenue outlook.

The information being furnished in this Item 7.01 and in Exhibit 99.1 to this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

99.1 Press Release dated January 22, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUEL SYSTEMS SOLUTIONS, INC.
Dated: January 22, 2013	By: __/s/ Pietro Bersani______________ Pietro Bersani Chief Financial Officer